                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       The Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported) APRIL 17, 2001
                                                          --------------



                          SIERRA PACIFIC POWER COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                NEVADA                                     0-508                              88-0044418
------------------------------------                 ------------------                 ---------------------------
   (State or other jurisdiction of                      (Commission                         (I.R.S. Employer
   incorporation or organization)                       File Number)                        Identification No.)


P.O. BOX 10100 (6100 NEIL ROAD), RENO, NEVADA                                                 89520-0400
---------------------------------------------                                          -------------------
  (Address of principal executive offices)                                                   (Zip Code)


Registrant's telephone number, including area code:    (775) 834-4011
                                                      ---------------


                                      None
-------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM  5.  OTHER EVENTS

NEVADA LEGISLATIVE ACTIVITY

         The Nevada Legislature, which meets once every two years for a maximum of 120 days, is currently in session and is considering various bills which could have a material effect on Sierra Pacific Power Company ("SPPC"). One such piece of legislation, Assembly Bill 369, was passed by the Nevada Assembly on March 27, 2001 and was passed in amended form by the Nevada Senate on April 13, 2001. If enacted in its current form, this legislation would, among other things, prohibit SPPC from selling its electric generation plants until July 1, 2003. After that date, sales of generation plants would still require the prior approval of the Public Utilities Commission of Nevada (the "PUCN"). If so enacted, the legislation would also (1) terminate SPPC's filing of fuel and purchase power riders, (2) end the PUCN's consideration of the Company's Comprehensive Energy Plan (the "CEP"), (3) establish deferred energy accounting for the Company, and (4) establish as the Company's base rates the rates in effect as of April 1, 2001 (including previously filed fuel and purchase power riders and the CEP rider). This bill is under active consideration at this time, and SPPC cannot predict if, when, or in what form this bill or any other legislation affecting SPPC will be passed by the Legislature or whether any such legislation will be signed into law by the Governor of Nevada. Information regarding the status of legislation under consideration by the Nevada Legislature may be found at www.leg.state.nv.us.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not required

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The following unaudited pro forma condensed consolidated financial information is included in this report on Form 8-K:

                           Sierra Pacific Power Company Pro Forma Condensed Consolidated Balance Sheet at December 31, 2000.

                           Sierra Pacific Power Company Pro Forma Condensed Consolidated Income Statement for the twelve months ended December 31, 2000.

                           Notes to Pro Forma Condensed Consolidated financial statements.

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


         On January 15, 2001, the Board of Directors of Sierra Pacific Resources, the parent of Sierra Pacific Power Company ("SPPC") and Nevada Power Company, approved a definitive agreement to sell SPPC's water business to the Truckee Meadows Water Authority for $350 million. Of the total purchase price, $342 million is for the water business assets and $8 million is for associated hydroelectric generation assets. The transactions are subject to various closing conditions, including the release of the water business assets from the lien of SPPC's first mortgage indenture and the receipt of satisfactory regulatory treatment of the gain to SPPC.

         The sale includes treatment facilities, distribution infrastructure, surface and ground water rights, and storage rights. The total net book value of the water business, including the hydroelectric assets, is approximately $266 million. Transfer of the hydroelectric facilities will require action by the California Public Utilities Commission (the "CPUC"). The sale agreement contemplates a second closing for the hydroelectric facilities to accommodate the CPUC's review of the transaction. However, sale of the other water assets is not contingent upon the sale of the hydroelectric facilities.

         On April 5, 2001, the PUCN concluded that the proposed sale is in the public interest. The PUCN plans to meet again on April 18, 2001, to address the treatment of the gain on sale of the water assets. SPPC reserves the right to terminate the agreement in the event the PUCN imposes any conditions on the sale unacceptable to SPPC.

         The unaudited pro forma condensed consolidated financial statements have been prepared from, and should be read in conjunction with, the historical financial statements and related notes thereto of SPPC. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or operating results that would have occurred had the sale been consummated on the dates as of which, or at the beginning of the periods for which, the sale is being given pro forma effect nor are they necessarily indicative of future operating results or financial position. See the SPPC Annual Report on Form 10-K for the year ended December 31, 2000, for additional information regarding the net assets included in this sale and other related information.

         The following unaudited pro forma condensed consolidated financial statements of SPPC, are presented as if the sale of its water business had occurred as described in the following discussion and based on the assumptions set forth in the notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2000, is presented as if the sale had occurred at the balance sheet date. The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2000, assumes that the sale occurred at the beginning of the period presented. SPPC's Annual Report on Form 10-K for the year ended December 31, 2000, reported the water business as a discontinued operation and the consolidated financial statements included in that report separately reported the net assets and operating results of the water business. The unaudited pro forma condensed consolidated income statement, included herein, presents only the loss from continuing operations, in accordance with the Securities and Exchange Commission Regulation S-X Rule 11.02, and does not include income from discontinued operations.

                          SIERRA PACIFIC POWER COMPANY
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AT DECEMBER 31, 2000
                             (Dollars in Thousands)


                                                                                      SIERRA
                                                                                      PACIFIC
                                                                                       POWER           ADJUSTMENTS     PRO FORMA
                                                                                     (AUDITED)         (UNAUDITED)     (UNAUDITED)
                                                                                     -----------        -----------    -----------


ASSETS
Utility Plant at Original Cost:
  Plant in service                                                                   $ 2,180,019                       $ 2,180,019
    Less:  accumulated provision for depreciation                                        781,058                           781,058
                                                                                     -----------        -----------    -----------
                                                                                       1,398,961                  -      1,398,961
  Construction work-in-progress                                                          119,210                           119,210
                                                                                     -----------        -----------    -----------
                                                                                       1,518,171                  -      1,518,171
                                                                                     -----------        -----------    -----------
Investments in subsidiaries and other property, net                                       60,047                            60,047
                                                                                     -----------        -----------    -----------


Current Assets:
  Cash and cash equivalents                                                                5,348 2)         350,000        316,463
                                                                                                 2)          (5,300)
                                                                                                 2)         (33,585)
  Accounts receivable less provision for uncollectible accounts ($1,589):                133,369                           133,369
  Materials, supplies and fuel, at average cost                                           29,209                            29,209
  Deferred energy costs                                                                   16,370                            16,370
  Other                                                                                   29,852                            29,852
                                                                                     -----------        -----------    -----------
                                                                                         214,148            311,115        525,263
                                                                                     -----------        -----------    -----------

Deferred Charges:
  Regulatory tax asset                                                                    61,862                            61,862
  Other regulatory assets                                                                 61,236                            61,236
  Other                                                                                   12,036                            12,036
                                                                                     -----------        -----------    -----------
                                                                                         135,134                  -        135,134
                                                                                     -----------        -----------    -----------
  Net assets of discontinued operations                                                  266,476 1)          (4,997)             -
                                                                                     -----------                       -----------
                                                                                                 2)        (261,479)

                                                                                     $ 2,193,976        $    44,639    $ 2,238,615
                                                                                     ===========        ===========    ===========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shareholders' equity                                                          $ 604,795 2)          44,770      $ 654,431
                                                                                                 2)           4,866
  Preferred stock                                                                         50,000                            50,000
  SPPC obligated mandatorily redeemable preferred trust securities                        48,500                            48,500
  Long-term debt                                                                         605,816                           605,816
                                                                                     -----------        -----------    -----------
                                                                                       1,309,111             49,636      1,358,747
                                                                                     -----------        -----------    -----------
Current Liabilities:
  Short-term borrowings                                                                  108,962                           108,962
  Current maturities of long-term debt                                                   219,616                           219,616
  Accounts payable                                                                       146,724                           146,724
  Accrued interest                                                                         6,992                             6,992
  Dividends declared                                                                      23,975                            23,975
  Accrued salaries and benefits                                                           15,475                            15,475
  Other current liabilities                                                                2,932                             2,932
                                                                                     -----------        -----------    -----------
                                                                                         524,676                  -        524,676
                                                                                     -----------        -----------    -----------
Commitments & Contingencies

Deferred Credits:
  Deferred federal income taxes                                                          180,166 1)          (1,060)       179,106
  Deferred investment tax credit                                                          34,025 1)          (3,937)        30,088
  Regulatory tax liability                                                                31,087                            31,087
  Accrued retirement benefits                                                             44,374                            44,374
  Customer advances for construction                                                      41,776                            41,776
  Other                                                                                   28,761                            28,761
                                                                                     -----------        -----------    -----------
                                                                                         360,189             (4,997)       355,192
                                                                                     -----------        -----------    -----------
                                                                                     $ 2,193,976        $    44,639    $ 2,238,615
                                                                                     ===========        ===========    ===========

                          SIERRA PACIFIC POWER COMPANY
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 2000
                             (Dollars in thousands)


                                                                                      SIERRA
                                                                                      PACIFIC
                                                                                       POWER           ADJUSTMENTS     PRO FORMA
                                                                                     (AUDITED)         (UNAUDITED)     (UNAUDITED)
                                                                                     -----------        -----------    -----------

OPERATING REVENUES:
  Electric                                                                          $ 893,782           $         -    $ 893,782
  Gas                                                                                 100,803                            100,803
                                                                                     -----------        -----------    -----------
                                                                                      994,585                            994,585
                                                                                     -----------        -----------    -----------
OPERATING EXPENSES:
  Operation:
       Purchased power                                                                444,979                            444,979
       Fuel for power generation                                                      233,748                            233,748
       Gas purchased for resale                                                        83,199                             83,199
       Deferral of energy costs - net                                                 (16,164)                           (16,164)
       Other                                                                           96,438                             96,438
  Maintenance                                                                          18,420                             18,420
  Depreciation and amortization                                                        69,350                             69,350
  Taxes:
       Income taxes                                                                      (672)                              (672)
       Other than income                                                               18,152                             18,152
                                                                                     -----------        -----------    -----------
                                                                                      947,450                            947,450
                                                                                     -----------        -----------    -----------
OPERATING INCOME                                                                       47,135                             47,135
                                                                                     -----------        -----------    -----------
OTHER INCOME:
  Allowance for other funds used during construction                                      357                                357
  Other (expense) income - net                                                         (2,429)                            (2,429)
                                                                                     -----------        -----------    -----------
                                                                                       (2,072)                            (2,072)
                                                                                     -----------        -----------    -----------
                Total Income                                                           45,063                             45,063
                                                                                     -----------        -----------    -----------

INTEREST CHARGES:
     Long-term debt                                                                    36,865                             36,865
     Other                                                                             11,312                             11,312
     Allowance for borrowed funds used during construction and
      capitalized interest                                                             (2,779)                            (2,779)
                                                                                     -----------        -----------    -----------
                                                                                       45,398                             45,398
                                                                                     -----------        -----------    -----------
INCOME BEFORE SPPC OBLIGATED MANDATORILY
  REDEEMABLE PREFERRED TRUST SECURITIES                                                  (335)                              (335)
     Preferred dividend requirements of SPPC obligated
      mandatorily redeemable preferred trust securities                                (3,742)                            (3,742)
                                                                                     -----------        -----------    -----------

(LOSS) INCOME BEFORE PREFERRED DIVIDENDS                                               (4,077)                            (4,077)

     Preferred dividend requirements and premium paid on redemption                    (3,499)                            (3,499)
                                                                                     -----------        -----------    -----------
NET (LOSS) INCOME FROM CONTINUING OPERATIONS                                         $ (7,576)          $         -     $ (7,576)
                                                                                     ===========        ===========    ===========

          NOTES TO PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. To reclassify additional deferred income taxes identified as water business liabilities

2. To recognize the sale of the water business. The schedule that follows reflects a summary of the sales transaction. The schedule reflects estimates for costs to sell and taxes associated with the sale. Also, the transaction is recorded assuming that SPPC retains the net gain. As previously stated, the PUCN will address the treatment of the gain on April 18, 2001. SPPC reserves the right to terminate the agreement in the event the PUCN imposes any conditions on the sale unacceptable to SPPC.


         Sales Proceeds                                                                     $ 350,000

         Less estimated cost to sell                                                            5,300
                                                                                            ---------
         Cash Proceeds                                                                        344,700

         Water business net book value                                                        261,479
                                                                                            ---------

         Before tax gain                                                                       83,221

         Taxes:
         FIT Taxes payable on assets sold                                                      33,057
         FIT Taxes payable for write-off of variable interest rate                                528
         Excess deferred income taxes                                                             929
         Deferred income tax credits                                                            3,937
                                                                                            ---------
         Total taxes                                                                           38,451

         After tax gain                                                                      $ 44,770
                                                                                            =========


         Federal income taxes payable on the sale of the water assets sold included in the table above is based on the the following gain recognized for tax purposes and assuming an effective tax rate of 35%:


         Sales Proceeds                                                                     $ 350,000

         Less cost to sell                                                                      5,300
                                                                                            ---------
         Cash Proceeds                                                                        344,700

         Plant tax basis                                                                      250,251
                                                                                            ---------

         Taxable gain                                                                          94,449

         Tax rate                                                                                  35%
                                                                                            ---------

         Taxes payable                                                                       $ 33,057
                                                                                            =========


         (c)      EXHIBITS.

                  None.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               SIERRA PACIFIC POWER COMPANY


Date:  APRIL 17, 2001                    By:  /s/ MARK A. RUELLE
       --------------                         ---------------------------------
                                                    Mark A. Ruelle
                                                 Senior Vice President
                                          Chief Financial Officer and Treasurer